SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                        INTERNATIONAL DISPLAYWORKS, INC.
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:
            _______________________________
         2) Aggregate number of securities to which transaction applies:
            _______________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            __________________________
         4) Proposed maximum aggregate value of transaction: ______________
         5) Total fee paid: ___________________

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: ________________________________
         2) Form, Schedule or Registration Statement No.: ______________
         3) Filing Party: __________________________________________
         4) Date Filed: ___________________________________________

                        INTERNATIONAL DISPLAYWORKS, INC.
                           599 Menlo Drive, Suite 200
                             Rocklin, CA 95765-3708




To the Stockholders of International DisplayWorks, Inc.:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of the Stockholders of International DisplayWorks, Inc. ("IDW" or the "Company") which will be held on Wednesday, July 30, 2003, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765. As used in this Proxy Statement, the terms "we," "us" and "our" also mean IDW.

     The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

     The Proxy Statement contains important information about (i) the five (5) nominees for election as Directors and (ii) a proposal to increase the number of shares available under the International DisplayWorks, Inc. 2000 Employee Equity Incentive Plan. The Board of Directors strongly recommends your approval of these proposals.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy, if you attend the meeting and choose to vote in person.

                                   Sincerely,

                                   /s/ Stephen C. Kircher


                                   Stephen C. Kircher
June 23, 2003                      Chief Executive Officer

                        INTERNATIONAL DISPLAYWORKS, INC.
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Wednesday, July 30, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of International DisplayWorks, Inc., a Delaware corporation ("IDW" or the "Company"), will be held on Wednesday, July 30, 2003, at 10:00 a.m. (Pacific
Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

          1. To elect five (5) Directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

          2. To amend the International DisplayWorks, Inc. 2000 Employee Equity Incentive Plan to increase in the number of shares available for grant; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof..

     Only stockholders of record at the close of business on May 30, 2003, are entitled to notice of and to vote at the Annual Meeting of the Stockholders.

                                          By Order of the Board of Directors

                                          /s/ Alan M. Lefko


June 23, 2003                             Alan M. Lefko,
                                          Assistant Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS OF INTERNATIONAL DISPLAYWORKS, INC. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               PROXY STATEMENT OF
                        INTERNATIONAL DISPLAYWORKS, INC.
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765


                     INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the stockholders of International DisplayWorks, Inc. ("IDW" or the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of the Stockholders (the "Meeting") to be held on Wednesday, July 30, 2003, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California, California 95765, and at any and all adjournments thereof. Only stockholders of record on May 30, 2003, will be entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also mean IDW.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the approval of the amendment to the 2002 Employee Equity Incentive Plan, and at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Assistant Secretary, International DisplayWorks, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765-3708; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

     This Proxy Statement and form of proxy were first mailed to stockholders on or about June 23, 2003.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 40,000,000 shares of Common Stock, no par value and 10,000,000 shares of Preferred Stock, no par value. As of May 30, 2003, 19,318,246 shares of Common Stock were issued and outstanding and no shares of Preferred Stock are outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval, including the election of directors. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is May 30, 2003.

     A majority of the outstanding shares of Common Stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of the directors, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General Information

     At the Meeting, stockholders will be asked to elect Messrs. William H. Hedden, Stephen C. Kircher, Anthony G. Genovese, Timothy Nyman and Ronald A. Cohan as directors; to serve until the next Meeting and until their successor shall be elected and qualified. Messrs. Hedden, Kircher, Genovese, Nyman and Cohan are the current members of the Board of Directors.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as a director, if elected at the Meeting. In the event that any nominee is unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Meeting or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election as a director and certain information with respect to that person.

                  Nominee                       Age
                  -------                       ---
                  Stephen C. Kircher             49
                  William H. Hedden              48
                  Anthony G. Genovese            60
                  Timothy Nyman                  52
                  Ronald A. Cohan                62

Background of Nominees

     Stephen C. Kircher, age 49, has served as Chairman of the Board of Directors of the Company since February 2000 and as a director since October 1999. Mr. Kircher was appointed as the Chief Executive Officer of the Company in July 2001. From 1993, he has served as Chairman and is majority owner of Capitol Bay Group, Inc., and as Chairman of Capitol Bay Securities, Inc. (securities and investment banking) and Capitol Bay Management, Inc. (investment company). Both Capitol Bay Securities, Inc. and Capitol Bay Management, Inc. are wholly-owned subsidiaries of Capitol Bay Group, Inc. He was a founding Director of Burlingame Bancorp and served on its Board from 1984 to 1991. Prior to 1993, Mr. Kircher formed and managed Spinner Corporation, which engaged in leveraged buyouts of troubled companies. Mr. Kircher has extensive experience as a principal in equity private placements, sale and leaseback financing, and multiple forms of debt financing and initial public offerings. Mr. Kircher began his career with

Dean Witter in 1975 before joining Bateman, Eichler, Hill & Richards, a regional investment-banking firm in 1978. Mr. Kircher has a Bachelor of Arts degree from the University of California, San Diego.

     William H. Hedden, age 48, has served as President and Chief Executive Officer of Consolidated Adjusting, Inc. (construction insurance adjusting) since 1992. From 1985 to 1992, Mr. Hedden served as a Director of Burlingame Bancorp and its subsidiary, Burlingame Bank & Trust Co. In 1984, Mr. Hedden served as Chairman of the Board of Bayhill Service Corporation, a mortgage banking subsidiary of Delta Federal Savings & Loan. From 1983 to 1987, Mr. Hedden served as Chairman of the Board and majority stockholder of Delta Federal Savings & Loan. Mr. Hedden received his Juris Doctor degree from Hastings College of the Law, San Francisco in 1979 and a Bachelor of Arts degree from Stanford
University, Palo Alto in 1975. He has been a director of the Company since October 1999.

     Anthony G. Genovese, 60, has been a Director of IDW since September 2000. He is presently the Co-Chairman and Chief Technology Officer of IDW. He founded IDW in June 1999 to purchase the shares of MULCD and Vikay Industrial (Shenzhen) Limited ("IDWT"). IDW operated MULCD and IDWT under a management contract with Vikay Industrial (Singapore) Limited ("Vikay"), MULCD's and IDWT's parent company, from August 1, 1999. From 1997 to 1999, Mr. Genovese was President, joint member of the Office of the Chief Executive and Director of Vikay. Vikay entered Judicial Management, a form of bankruptcy proceeding in Singapore, in December 1997. The Judicial Managers of Vikay selected Mr. Genovese to oversee continuing operations. In 1986, Mr. Genovese founded VGI, Inc, a joint venture company with Vikay to market Vikay LCD's and to help Vikay enter the LCD module business in the United States. He introduced custom products to major companies such as ADEMCO, GE, Honeywell, Schlumberger, AT&T, Milton Bradley, Lifescan and White-Rogers. In 1992, VGI became a subsidiary of Vikay and was renamed Vikay America, Inc. Mr. Genovese continued as President and CEO of Vikay America from 1992 to 1997. Prior to Vikay, Mr. Genovese was a Technologist and Marketing Executive for PCI Displays (1977 to1986), and founded the LCD operations at Beckman Instruments (1972 to1976) and Rockwell International (1966 to 1969). Mr. Genovese received a Bachelor of Science in Physics from Manhattan College in 1964, an Master of Science in Physics & Mathematics from NYU & Courant Institute of Mathematical Sciences in 1966 and attended USC for 18 graduate credits towards a Master Degree in Systems Management in 1975 and 1976.

     Timothy B. Nyman, 52, has served as a Director of IDW since October 2000. Mr. Nyman is the Senior Vice President of Global Services at GTECH Corporation, the world's largest supplier of online lottery systems and services. In 1979, Mr. Nyman went to work with the predecessor company of GTECH Corporation, which was the gaming division of Datatrol, Inc. In his twenty-one years with GTECH and its predecessors, Mr. Nyman has held various positions in operations and marketing. He has directed a full range of corporate marketing activities and participated in the planning and installation of new online lottery systems domestically and internationally. Mr. Nyman received a Bachelor of Science degree in Marketing, Accounting and Finance from Michigan State University in 1973.

     Ronald A. Cohan, 62, has served as a Director of IDW since October 2000. Since 1995, Mr. Cohan has served as a consultant to High Integrity Systems, Inc., a subsidiary of Equifax Inc. Prior to that, Mr. Cohan joined the San Francisco law firm of Pettit & Martin as an Associate in 1968 and was admitted as a Partner in 1972. He opened the Los Angeles office of Pettit & Martin in October of 1972 and was Partner In Charge until March of 1983. Mr. Cohan left Pettit & Martin in February of 1992 and became Principal of his own law firm. Mr. Cohan has specialized in government procurement matters for various institutional clients such as Honeywell, 3M, Mitsui, Centex and Equifax. Mr.

Cohan received a Bachelor of Arts degree from Occidental College in 1963 and a Juris Doctor degree from the University of California, Berkeley (Boalt Hall) Law School in 1966.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS.

                                  PROPOSAL TWO

                          APPROVAL OF AMENDMENT TO THE
      INTERNATIONAL DISPLAYWORKS, INC. 2000 EMPLOYEE EQUITY INCENTIVE PLAN

     On September 28, 2000, the stockholders of the Company approved the 2000 Employee Equity Incentive Plan (the "Plan"). The Plan is administered by the Compensation Committee. Under the Plan, a total of 882,800 shares of Common Stock may be issued, of which 569,500 shares were subject to options as of April 30, 2003. Subject to stockholder approval, the Compensation Committee and the Board of Directors have approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional 750,000 shares.

     The purpose of the plan is to attract and retain experienced and qualified personnel. The following is a summary of the principal provisions of the Plan. This summary is not intended to be a complete description of all terms and provisions of the Plan.

     Administration. The Plan is administered by the Compensation Committee consisting of two or more disinterested Board members (the "Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the Plan by employees of the Company or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member. Committee members shall serve without compensation, unless otherwise determined by the Board, provided that the Company shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board.

     Eligibility. The Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Internal Revenue Code of 1986, as amended ("Code") to employees of the Company, including directors and officers who are also employees ("Participants"). All other awards may be granted to employees, officers, consultants, independent contractors and advisors of the Company; provided such consultants, contractors and advisors render bona fide services in connection with the Company's operations.

     Terms of Options. Each option will be evidenced by an Award Agreement between the Company and the Participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-Qualified Stock Option ("NQSO"). Options granted under the Plan shall have a term of up to ten (10) years, and no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of stock of the Company will be exercisable after the expiration of five (5) years from the date the ISO is granted, as determined by the Committee, and shall be subject to the following additional terms and conditions. The maximum number of options granted to any one person in a fiscal year is 245,000 shares.

     Exercise of Options. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified events. An option may be exercised by giving written notice in the form of a stock option exercise agreement ("Exercise Agreement") to the Company, specifying the number of full shares to be purchased, the restrictions imposed on the shares purchased under the Exercise Agreement, if any, and such representations and agreements regarding Participants' investment intent and access to information, if any, as may be required to comply with applicable securities laws and tendering payment to the Company of the purchase price. Payment of the option price may be made in cash, certified funds or by the surrender of the number of shares of Common Stock owned by the option holder for at least six months (valued at their fair market value as of the date of the exercise of an option or Purchase Right). In addition, the option price for options granted under the Plan may be made by a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise his or her options and to sell a portion of the shares purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company, by a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or any combination of the foregoing methods of payment.

     Option Exercise Price. The option price will be determined by the Committee on the date the options are granted and may not be less than 100% of the fair market value of the shares on the date of grant; provided that the exercise price of an ISO granted to a 10% stockholder will not be less than 110% of the fair market value of shares on the date of grant.

     Termination of Status as an Employee. If the Participant ceases to serve as an employee or officer of the Company, the options held by the optionee may be exercised within 3 months after the date he or she ceases to be an employee or officer as to all or part of the shares that the optionee was entitled to exercise at the date of such termination and after such 3 months all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     Death or Disability. If a Participant no longer is an employee or officer due to death or disability, the options held by the Participant may be exercised by the Participant or Participant's legal representative or authorized assignee at any time within 12 months after the death or disability and shall terminate thereafter. If a Participant should die within 3 months after ceasing to serve as an employee, officer or director of the Company, the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the Participant's right to exercise any option pending a final determination by the Committee. If the Committee determines that a Participant has committed an act of theft, embezzlement, fraud, dishonesty, or breach of fiduciary duty, such options may be immediately terminated. In making such a determination, the Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

     Nontransferability of Options. Awards are not transferable or assignable other than by will or the laws of descent and distribution, and are exercisable only by the Participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

     Other Provisions. The Award Agreement may contain such other terms, provisions and conditions not inconsistent with the Plans as may be determined by the Committee.

     Adjustment upon Changes in Capitalization. In the event of the proposed dissolution or liquidation of the Company, any and all outstanding awards may be assumed converted or replaced by the successor corporation, if any, which conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders, the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation. In the event such successor corporation, if any, refuses to assume or substitute awards, such awards will expire on such transaction at such time and on such conditions as the Board will determine.

     Restricted Stock. The Committee in its discretion may impose restrictions on the stock award, and may provide for the lapse of such restrictions in installments and may waive or accelerate such restrictions, based on criteria determined by the Committee.

     Stock Units. At the discretion of the Committee, a stock units may be awarded for services rendered to the Company. Stock Units, the time and manner of payment for each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units shall be determined by the Committee. If a Participant is terminated during a performance period, such Participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock units only to the extent earned as of the termination date in accordance with the Stock Unit Agreement, unless determined otherwise by the Committee.

     Amendment and Termination. The Board of Directors may amend the Plan at any time or from time to time; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2000 PLAN

     Options granted under the 2000 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements.

     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of an option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Restricted Stock Awards. The director receives no taxable income upon the receipt of a restricted stock award. The director is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows directors, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the director. In the event a director makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing director will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a director who has made a Section 83(b) election subsequently forfeits the shares, the director will not be entitled to any deductions, however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the director recognizes income.

     Stock Units Award. If stock is issued in accordance with the awards, it will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights and Stock Units. No taxable income is recognized upon the receipt of a Stock Appreciation Right or Stock Unit. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date minus the base price in effect for the exercised right. The holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the Stock Appreciation Right or Stock Unit. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with any awards issued under the 2000 Plan, including exercises of options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those awards will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

RECOMMENDATION OF THE BOARD THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 EMPLOYEE EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVALIBLE FOR GRANT.

EXECUTIVE OFFICERS

     Set forth below is information on the executive officers of the Company:

         Name                           Age     Position
         ----                           ---     --------

         Stephen C. Kircher(1)           49     Chairman of the Board, President
                                                and Chief Executive Officer

         Anthony G. Genovese(1)          60     Vice    Chairman    and    Chief
                                                Technology Officer

         Ian Bebbington                  48      Chief  Financial  Officer   and
                                                 Secretary

         (1) For information regarding Mr. Kircher & Mr. Genovese see "Item 10. Directors," above.

     Ian Bebbington, age 46, is a chartered accountant and has been the Company's Chief Financial Officer since July 2001. Mr. Bebbington founded Findatsys Worldwide Ltd., an internet start-up company where he worked from 1995 to 2001. He was the Chief Financial Officer from 1991 to 1995 and the Chief Executive Officer from 1994 to 1995 of Contimach Ltd., a subsidiary of Fenner PLC, a U.K. public company. Mr. Bebbington earned a Bachelor of Science degree in Economics and Commerce from the University of Southampton. He is a member of the Institute of Chartered Account of England and Wales.

     There are no family relationships between any of the directors or executive officers.

Committees of the Board of Directors

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditors and determines whether they are compatible with maintaining the independent auditor's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. A copy of the Audit Committee Charter is attached as Exhibit A. The members of the Audit Committee in 2002 and current members are Messrs. Hedden, Nyman and Cohan.

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's Stock Option Plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee in 2002 and current members are Messrs. Hedden, Nyman and Cohan.

     The Board of Directors does not have a Nominating Committee.

     In fiscal 2002, the Board of Directors met three (3) times and took two (2) actions by unanimous consent, the Audit Committee met two (2) times and the Compensation Committee met three (3) times. Each director attended at least 75% of the meetings of the Board of Directors and of the committees upon which he served.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review a discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-K.

                            Respectfully Submitted,
                            Audit Committee of International DisplayWorks, Inc.,

                            William H. Hedden
                            Ronald Cohan
                            Timothy Nyman

Compensation Committee Report on Executive Compensation

     The executive compensation policies and programs developed by the Company are designed to retain and motivate executive officers and to ensure that their interests are aligned with the interests of the Company's stockholders. The Company's policy is to offer competitive compensation opportunities for its employees based on a combination of factors, including Company growth, corporate performance and the individual's personal contribution to the business.

     The Company's compensation programs are implemented by the Compensation Committee of the Board of Directors ("Board"). Such programs consist of base salary, annual incentives and long-term incentives. Executive officers who are also directors do not participate in decisions affecting their own compensation.

Base Salary

     The Compensation Committee considered its own assessment of the individual performances of each executive officer and its own subjective assessment of the Company's overall financial performance. There is no fixed relationship between base salary and corporate performance or between base salary and the competitive range of salaries that may be offered by competitive companies. The Compensation Committee members considered their business judgment in light of their experience to be an important factor in establishing executive compensation.

Annual Incentives

     On an annual  basis,  the  Compensation  Committee  considers  the grant of annual incentive bonuses to each executive officer. Incentive bonuses are discretionary and are determined subjectively, with the Compensation Committee taking into consideration the individual's performance, contribution and accomplishments during the past fiscal year and the Company's financial performance. Neither the decision to award a bonus, nor the specific size of the incentive bonus, is based on any specific measure of corporate performance. In fiscal 2002, an incentive bonus was awarded to the Chief Financial Officer.

Stock Incentive Compensation

     The Board believes that stock ownership by executive officers and key employees provides valuable incentives for those persons to benefit as the Company's Common Stock price increases, and that stock option-based incentive compensation arrangements help align the interests of executives, employees and stockholders.

     The Board has granted stock options to executives and key employees through the Company's Employee Equity Incentive Plan (formerly, the 1990 Amended and Restated Stock Option Plan) (the "Plan"), approved by the stockholders in 1991. The Plan was amended by the Board in 1995 to increase the number of shares available under the Plan to 1,102,500, which amendment was approved by the Company's stockholders. The Plan was again amended by the Board in 1997 to change the name of the Plan, add certain additional types of equity grants, provide for acceleration of vesting on certain changes in control or sale of substantially all the Company's assets and a number of immaterial changes to update, modernize and reorganize the Plan, which amendment was also approved by the Company's stockholders. This Plan has now expired.

     Effective October 12, 1999, the Board adopted the 1999 Stock Option Plan for Non-Employee Directors (the "Directors' Plan"). The Plan provides for the issuance of up to 300,000 shares of the Company's Common Stock (as presently constituted) to existing directors and, in the case of extra service or duties, to prior directors. Options may be awarded in such amounts, at such times, at such exercise prices and on such other terms as the Board determines, subject to any limitations in the Plan. Unless otherwise designated, options vest uniformly over the year following the date of grant. The options, subject to earlier termination under the Plan or option grant, expire after the later of (i) five years after the date of grant or (ii) five years after termination as a director. In 2002, the Board did not grant any options to directors.

     Effective September 28, 2000, the Board and the stockholders of the Company approved the 2000 Employee Equity Incentive Plan ("Equity Incentive Plan"). A total of 882,800 shares of Common Stock were reserved for issuance under the Equity Incentive Plan. The purpose of the Equity Incentive Plan is to attract and retain the services of key employees, directors, officers and consultants and to help such individuals realize a direct proprietary interest in the Company. In 2002, the Board issued options to purchase 515,000 shares at an exercise price of $0.42.

     In determining the number of options granted to executive officers and key employees, the Board considered the person's opportunity to affect the share price of the Company's Common Stock, the level of the person's performance based on past performance, future contribution to the Company and the anticipated incentive effect of the number of options granted.

     The Board believes that the policies and plans described above provide competitive levels of compensation and effectively link executives and stockholder interests. Moreover, the Board believes such policies and plans are consistent with the long-term investment objectives appropriate to the business in which the Company is engaged.

                      Respectfully Submitted,
                      Compensation Committee of International DisplayWorks, Inc.

                      William H. Hedden
                      Ronald Cohan
                      Timothy Nyman

Employment Agreement

     In November 2002, the Company entered into an employment agreement with the Company's Chief Financial Officer, Ian Bebbington. The agreement has a term of two years expiring on October 31, 2004. Annual compensation is approximately $163,000, inclusive of the annual cost of $40,600 for leasehold accommodation. In the event of earlier termination by the Company, the Company will be required to pay the balance of salary due until expiration and continue accommodation and schooling of Mr. Bebbington's children until the end of the current school year.

Compensation of Directors

     Board members are currently not compensated for participation in Board meetings. This policy may change in the future. All Directors are reimbursed for expenses incurred in attending Board and committee meetings. Additionally, the Board may grant stock options to its members for service as directors. During the fiscal year ended October 31, 2002, there were no options granted to non-employee directors.

Compensation Summary

     The following table summarizes all compensation earned by or paid to the Company's Chairman and Chief Executive Officer, Chief Financial Officer and certain other executive employees, whose total compensation exceeded $100,000 for services rendered in all capacities for the year ended October 31, 2002.

                           Summary Compensation Table
                           --------------------------

                                                                                   Other       Securities
                Name and                                             Bonus     Compensation    Underlying
                                                                     -----     ------------
           Principal Position              *Period        $            $             $           Options
           ------------------              -------        -            -             -           -------

Stephen C. Kircher,                          2002      $138,542        -             -              -
Chief Executive Officer & Chairman           2001      $ 61,417        -             -           100,000
                                             2000         -            -             -              -

Anthony Genovese,                            2002      $214,850        -        $ 9,000(1)          -
Chief Technology Officer                     2001      $145,833        -        $ 7,500(1)        30,000
& Vice Chairman                              2000      $200,833        -        $ 9,000(1)       260,000

Ian Bebbington,                              2002      $102,194     $30,967     $54,065(4)        50,000
Chief Financial Officer                      2001      $ 33,848       -         $17,436(4)        50,000

Philip Gregory,                              2002      $150,000        -        $20,580(2)         10,000
Vice President of Manufacturing              2001      $141,583        -        $11,772(2)         30,000
                                             2000      $114,583        -        $ 5,000(2)         60,000

Alan Lefko,                                  2002      $107,588        -        $ 5,000(1)          -
Former Chief Financial Officer of IDW        2001      $112,280        -        $ 5,000(1)         50,000
Current Corporate Controller                 2000      $109,375        -        $13,250(3)          -

--------------------------
Footnotes:

* The periods covered by the above table are the year ended October 31st 2002, the ten months ended October 31, 2001 and the year ended December 31 2000.

 (1) Represents vehicle allowance.

 (2) Represents moving allowance in 2000 and housing & subsistence allowance for the PRC in 2001 and 2002.
 (3) Represents $8,000 moving allowance and $5,250 vehicle allowance.
 (4) Housing allowance in 2001 was $17,436. In 2002, the housing allowance was $52,645 and pension was $1,420.

Option Grants in 2002

     The following table provides information relating to stock options granted during the year ended October 31, 2002.

                                                      Individual Grants
                                                      -----------------
                                                                                                  Potential Realizable Value
                                                                                                  at Assumed Annual Rates of
                                                                                                   Stock Price Appreciation
                                                  Percent of Total                                           for
                        Number of Securities     Options Granted to     Exercise                         Option Terms
                        Underlying Warrants          Employees         Price Per     Expiration          ------------
        Name            and Options Granted        In Fiscal Year         Share         Date              5%            10%
        ----            -------------------        --------------         -----         ----             ---            ---
Ian Bebbington                 50,000                   9.7%              $0.42       02/01/07          $7,000        $16,500

Philip Gregory                 10,000                   1.2%              $0.42       02/01/07          $1,400         $3,300

     The exercise price of each option was equal to or more than the fair market value of our Common Stock on the date of the grant. Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 515,000 options granted to our employees under the 2000 Equity Incentive Plan during the year ended October 31, 2002.

     Potential realizable value is based on the assumption that our Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the five-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

     o Multiplying the number of shares of Common Stock subject to a given option by the exercise price;

     o Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire five-year term of the option; and

     o  Subtracting from that result the aggregate option exercise price.

                         Ten-Year Options/SAR Repricings

There was no repricing of options for the fiscal year ended October 31, 2002.

Fiscal Year End Option Values

     The following table sets forth for each of the persons named in the Summary Compensation Table the number and value of exercisable and unexercisable options for the year ended October 31, 2002.


                                                               Number of Securities              Value of Unexercised
                            Shares                        Underlying Unexercised Options         In-The-Money Options
                          Acquired on        Value             at October 31, 2002              at October 31, 2002(1)
         Name              Exercise       Realized ($)    Exercisable     Unexercisable     Exercisable      Unexercisable
         ----              --------       ------------    -----------     -------------     -----------      -------------
Stephen Kircher                -               -             87,000             -                -                 -

Anthony Genovese               -               -            135,000          115,000             -                 -
Ian Bebbington                 -               -             37,500           62,500             -                 -
Phil Gregory                   -               -             65,000           35,000             -                 -
Alan Lefko                     -               -             37,500           12,500             -                 -

Footnotes to Table
------------------
(1)      Market price at October 31, 2002 for a share of common stock was $0.17.

Compensation of Directors

     Board members are currently not compensated for participation in Board meetings. This policy may change in the future. All Directors are reimbursed for expenses incurred in attending Board and committee meetings. Additionally, the Board may grant stock options to its members for service as directors. During the fiscal year ended October 31, 2002, non-employee directors were not granted options.

Compliance with Section 16 of the Securities Exchange Act of 1934

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission ("Commission"), directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except that Ian Bebbington, the Company's Chief Financial Officer, was late reporting one purchase of common stock and Stephen Kircher, the Company's Chief Executive Officer was late reporting one acquisition of common stock, seven warrants and one option.


COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company's common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, and (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934.

[GRAPH OMITTED]


Principal Stockholders

     The following table sets forth certain information as of April 30, 2003, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock.

     The address for each listed stockholder is: International DisplayWorks, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

                                                     Number of
         Name of Beneficial Owner                    Shares(1)        Percent(2)
                                                     ---------        ----------
         Stephen C. Kircher                         2,901,861(3)        14.6%
         William H. Hedden                             67,000(4)          *
         Anthony Genovese                           1,621,353(5)         8.3%
         Ronald Cohan                                 156,000(6)          *
         Timothy Nyman                                438,664(7)         1.8%
         All directors and executive officers       5,336,878(8)        26.4%
         as a group (six persons)

-------------------
Footnotes:

*        Does not exceed 1% of the class.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Based on 19,318,246 shares of the Company's Common Stock outstanding at April 30, 2003, plus that number of shares subject to options exercisable within 60 days of April 30, 2003 owned by each individual or group of individuals.

(3) Includes 2,179,000 shares, options to purchase 87,000 shares and warrants to purchase 435,861 shares in Mr. Kircher's name and 125,000 shares held by Capital Bay Securities, Inc. ("CBS") and warrants to purchase 75,000. CBS is a wholly owned subsidiary of Capital Bay Group ("CBG") and Mr. Kircher is a majority stockholder in CBG.

(4) Includes 30,000 shares held in the name of Mr. Hedden and 37,000 shares subject to options exercisable within 60 days after April 30, 2003.

(5) Includes 720,000 shares held in joint tenancy with Mr. Genovese's wife, Mrs. Sharon Genovese, 694,353 shares held by an individual retirement account for Mr. Genovese and 147,000 shares subject to options and 60,000 shares subject to warrants exercisable within 60 days after April 30, 2003.

(6) Includes 134,000 shares and options to purchase 22,000 shares exercisable within 60 days after April 30, 2003.

(7) Includes 416,664 shares and options to purchase 22,000 shares exercisable within 60 days after June 30, 2001.

(8) Includes 4,299,017 shares, options to purchase 315,000 shares and warrants to purchase 570,861 shares exercisable within 60 days after April 30, 2003 owned by the Directors and 100,000 shares and options to purchase 52,000 shares exercisable within 60 days after April 30, 2003 owned by Mr. Bebbington.

Equity Compensation Plan Information

Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended October 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

------------------------------------------------------------------------------------------------------------------------
        Plan category          Number of securities to be    Weighted-average exercise        Number of securities
                                issued upon exercise of        price of outstanding         remaining available for
                                  outstanding options,     options, warrants and rights   future issuance under equity
                                  warrants and rights                                    compensation plans (excluding
                                                                                            securities reflected in
                                                                                                  column (a))
                                          (a)                           (b)                           (c)
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders           1,419,818                       $0.87                        835,452
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security                 235,000                       $0.48                           -
holders
------------------------------------------------------------------------------------------------------------------------
            Total                      1,654,848                       $0.87                        835,452
------------------------------------------------------------------------------------------------------------------------

Equity Compensation Plans Not Approved by Security Holders

     The Board has granted 235,000 options that are not part of compensation plans approved by the security holders. There are 150,000 share options granted in the fiscal 2001 to the Company's former President and Director at an exercise price of $0.50, 50,000 share options granted to a Director in fiscal 1999 at an exercise price of $0.75, 25,000 and 10,000 share options granted to a Director in fiscal 2000 at an exercise price of $0.78 and $0.75 respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 20, 2002, loan notes to the Company from Directors and Officers and parties related to a Director of the Company totaling $474,304 had their due dates extended for one year by the holders to December 31, 2003.

     On August 30, 2001, the Company's Vice-Chairman and Chief Technology Officer loaned the Company $150,000 and was granted warrants to purchase 30,000 shares of common stock at $.36 per share expiring August 29, 2006.

     On October 15, 2001, a party related to the a member of the Company's Board of Directors agreed to assume the loan to the Company of $100,000 from a former Director of the Company and to extend the repayment date until December 31, 2003. For the extension, the Company granted a warrant to purchase 20,000 shares of common stock at $0.36 per share expiring November 1, 2006.

Other Matters

     The Board of Directors knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

Relationship with Independent Auditors

     The Company has retained the firm of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending October 31, 2003. The Company expects a representative of Grant Thornton LLP to be present at the Annual Meeting of Stockholders and the representative will have an opportunity to make a statement if he desires to do so. Such representative will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company 's annual financial statements on Form 10-K and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended October 31, 2002 for Grant Thornton were $71,952 and for Perry Smith LLP were $14,090.

Financial Information Systems Design and Implementation Fees

     The aggregate fees billed for professional services for designing or implementing a hardware or software system that aggregates data and generates information underlying our financial statements rendered by our independent auditors for the fiscal year ended October 31, 2002 was $0.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company's independent auditors, including tax services, for the fiscal year ended December 30, 2000 for Grant Thornton were $27,903 and for Perry-Smith LLP were $36,480.

Stockholder Proposals

     Proposals by shareholders intended to be presented at 2004 annual meeting of shareholders must be received by us not later than March 18, 2004, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on June 1, 2004 and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on June 1, 2004.

     Notices of intention to present proposal at the 2004 Annual Meeting should be address to Assistant Corporate Secretary, International DisplayWorks, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765-3708. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

     The Annual Report for the fiscal year ended October 31, 2002, including audited financial statements, has been mailed to the stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended October 31, 2002 will be provided to stockholders without charge upon request. Stockholders should direct their request to: Assistant Corporate Secretary, International DisplayWorks, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765-3708.


ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            International DisplayWorks, Inc.
                                            By Order of the Board of Directors

                                            /s/ Stephen C. Kircher


                                            Stephen C. Kircher
                                            Chairman and Chief Executive Officer

June 23, 2003
Rocklin, California

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stephen C. Kircher and Alan Lefko, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of International DisplayWorks, Inc. ("IDW"), held of record by the undersigned on May 30, 2003, at the Annual Meeting of Stockholders, to be held on July 30, 2003, at 10:00 a.m. (PDT), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, and at any and all adjournments thereof.

1. Election of Directors to serve until the Annual Meeting of Stockholders for the Year 2003:

     William H. Hedden          FOR     ____    WITHHOLD AUTHORITY      ____
     Stephen C. Kircher         FOR     ____    WITHHOLD AUTHORITY      ____
     Anthony G. Genovese        FOR     ____    WITHHOLD AUTHORITY      ____
     Timothy Nyman              FOR     ____    WITHHOLD AUTHORITY      ____
     Ronald Cohan               FOR     ____    WITHHOLD AUTHORITY      ____

2.   Approval of Amendment to the 2000 Employee Equity Incentive Plan.

     FOR      ____              AGAINST ____              ABSTAIN  ____

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees and FOR Proposals Two and Three.

     Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

Dated: ___________________

Signed: __________________________________________________

        __________________________________________________
        Name (Print)        Name (Print) (if held jointly)

----------------------------------------    ------------------------------------
Signature (Print)                           Signature (if held jointly)

Address:_________________________________   I will ____ attend the meeting.

City, State, Zip:  ______________________   I will not ____ attend the meeting.
                                            Number of persons to attend ____.

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THE   PROXY   PROMPTLY  USING  THE
                                              ENCLOSED ENVELOPE.